united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Suite 102, Omaha, NE 68130

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 10/31

Date of reporting period: 10/31/17

ITEM 1. REPORTS TO SHAREHOLDERS.

CONDUCTOR GLOBAL EQUITY VALUE FUND

Annual Report

October 31, 2018

Class A	RAALX
Class C	RACLX
Class I	RAILX
Class Y	RAYLX

www.conductorfunds.com

1-844-GO-RAILX (1-844-467-2459)

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which contains information about the Fund’s investment objective, risks, fees and expenses. Investors are reminded to read the prospectus carefully before investing in the Fund.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.conductorfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

December 2018

First, let us begin by welcoming you to the fifth yearly update for the Conductor Global Equity Value Fund, (the “Fund”). Though global markets presented a more challenging backdrop this fiscal year, we always look forward to keeping you updated regularly on the status of the various positions in the portfolio and the global market and economic trends that affect our positioning.

Following two fiscal years of strong market performance, FY 2018 has been defined by market volatility, political uncertainty, and a halt to economic momentum around the globe. Last year, international stocks in developed countries were able to significantly outperform US stocks on a sustained basis; this year, international stocks in developed countries returned to prior trends, underperforming US stocks by a large margin. Likewise, emerging market stocks reversed course from 2017 and underperformed US stocks and developed international by wide margins. Global value stocks at least remained consistent, once again underperforming the broad global indices. Nonetheless, we still believe that value remains positioned to outperform growth in coming years and international stocks are positioned to outperform US stocks. Value stocks are significantly undervalued relative to growth stocks looking at historical mean. International stocks, especially emerging market companies, are also significantly undervalued compared to their US counterparts on a historical basis.

From 11/1/2017 to 10/31/2018, the MSCI World Index was up 1.72%, while the MSCI All Country World Index was essentially flat, up 0.01%. The MSCI All Country World Value index was down 1.52%, while the MSCI All Country World Growth Index was up 1.45%. The MSCI All Country Small and Mid-Cap Index was down 2.96% versus +0.67% for the MSCI All Country Large-Cap Index.

Over the same time span, the Conductor Global Equity Value Fund Class Y was down 3.41%.

Disclosures:

The referenced indices are shown for general market comparisons and are not meant to represent the Fund. Investors cannot directly invest in an index; unmanaged index returns do not reflect any fees, expenses or sales charges.

The Fund’s maximum sales charge for Class “A” shares is 5.75%. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until March 1, 2019, to ensure that total annual Fund operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; expenses of other investment companies in which the Fund may invest (“acquired fund fees and expenses”); borrowing costs, such as interest and dividend expense on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) will not exceed 2.20%, 2.95%, and 1.95% attributable to 2.15%, 2.90%, 1.90%, and 1.25% of average daily net assets attributable to Class A, Class C, Class I, and Class Y shares, respectively. These expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved without causing the Class to exceed the applicable expense limitation in the contract at the time the fees were limited on the expenses paid. Please review the fund’s prospectus for more information regarding the fund’s fees and expenses. For performance information current to the most recent month-end, please call toll-free 844-467-2459 or by visiting www.conductorfunds.com.

The views in this report are those of the Fund’s management. This report contains certain forward-looking statements about factors that may affect the performance of the fund in the future. These statements are based on the Fund’s management’s predictions and expectations concerning certain future events, such as the performance of the economy on the whole and of specific industry sectors. Management believes these forward-looking statements are reasonable, although they are inherently uncertain and difficult to predict.

Global Year in Review:

Fiscal Year 2018 was ultimately defined by market volatility and economic uncertainty around the world. From the threats of a global trade “war” to the increasing chances that the UK’s exit from the EU becomes a messy affair, global equity investors had much more to think about this year.

●	Global Economic Growth Shows Signs of Faltering. Global Central Banks Remove Support: During fiscal year 2017, most regions around the world experienced accelerating year-over-year GDP growth giving many prognosticators and policymakers hope that the global economy was finally achieving escape velocity following several years of economic disappointment post-financial crisis. Eurozone real-GDP achieved a full year of above 2% GDP growth for the first time since the end of the financial crisis. US GDP growth presented a similar picture, with chained YoY real GDP numbers migrating towards +3% and above and unemployment rates moving towards sub-4% levels. In response, global central bank officials accelerated their efforts to normalize monetary policy, which remained accommodative. For instance, the US Federal Reserve raised the benchmark Fed Funds rate four times during CY 2018, and the ECB announced in June they’d end their “quantitative easing” efforts by CY-end. As 2018 progressed, though, a more mottled economic picture unfolded, complicating global central bankers’ decision-making process. In the Eurozone, quarterly YoY real GDP has declined from a high of 2.8% in Q3 2017 to 1.6% in Q3 2018. While US growth has accelerated through 2018 on the back of the 2017 tax cuts, signs emerged during the back-half of the calendar year that economic growth may be decelerating. China’s keenly watched, though suspect, GDP numbers also show signs of deceleration. Add it together, and many economists have increased the odds for a 2019 or 2020 global recession.

●	US Trade War Threats Escalate: A key element potentially affecting the global growth trajectory discussed above was the deteriorating global trade environment, especially when it comes to the relationship between China and the US. US threats to impose tens or hundreds of billions of dollars of tariffs on Chinese imports, coupled with Chinese retaliatory measures, affected agricultural interests in the US, contributed to volatility in emerging market currencies and stocks, disrupted long-established global trade networks, and, hence, negatively affected global business investment decisions. In a bright spot removing a good bit of anxiety, the US, Canada, and Mexico successfully negotiated an update to the longstanding NAFTA agreement that barely changed the agreement on the margins.

●	Brexit Becomes a Complicated Mess: One of the big sources of uncertainty hanging over the UK and broader EU economies is the fate of the UK’s exit from the Eurozone. Official “Brexit Day” is March 29th, 2019, yet the UK appears further than ever from achieving a successful orderly exit from the EU promised by many of the “Leavers” during the Brexit vote campaign. Political acrimony and dysfunction in the UK accelerated significantly over the course of 2018 and politicians found themselves between the proverbial rock and hard place. Consequently, UK business investment has fallen consistently over the past several quarters as businesses reassess their operations and supply chains across the UK. Unless the UK Parliament can find a way out of the quicksand, a disorderly exit remains a high possibility. While the overall effect on global GDP would be relatively minor, highly-publicized disruption in the UK would surely add to building anxiety and volatility in global equity and bond markets.

●	Emerging Market Stocks, Small/Mid-Cap Stocks, and International Stocks Take It on the Chin: In the face of global economic uncertainty, trade uncertainty, and political uncertainty, the broad US Dollar strengthened over the course of the year against the Euro, UK Pound, and various emerging market currencies. Many observers blamed Dollar strength and economic uncertainty for the poor relative performance experienced by stock markets outside the US. After two years of outperformance, emerging market indices especially took a hit, falling double-digits during the 2018 fiscal year. Perhaps reflective of decelerating economic growth, global small and mid-cap stocks significantly underperformed as the year progressed, a contrast to the strong relative performance experienced in prior years.

Conductor Global: Portfolio Positioning

Below, we provide the sector and geographic exposure breakdowns for the Conductor Global Equity Value portfolio, both at fiscal year-end 2017 and fiscal year-end 2018. Of note, we break out the sector and geographic exposures embedded in any ETF exposure to show the true risk allocations and exposures. We also include the sector and geographic performance data for the MSCI All Country World Index (the “ACWI”) as a frame of reference rather than MSCI World as the ACWI has exposure to Emerging markets as does our fund portfolio and the MSCI World does not.

Sector 10/31/17	Fund Portfolio %	ACWI %	Differential
Cash	3.79%	0.06%	3.73%
Consumer Disc.	25.45%	11.75%	13.70%
Consumer Staples	4.45%	8.54%	-4.09%
Energy	5.04%	6.28%	-1.24%
Financials/RE	19.35%	21.76%	-2.41%
Funds (VXX)	0.16%	0.00%	0.16%
Health Care	3.67%	10.91%	-7.24%
Industrials	14.41%	11.00%	3.42%
Info Tech	10.95%	18.35%	-7.40%
Materials	9.65%	5.26%	4.39%
Telecom Svcs	0.75%	3.02%	-2.27%
Utilities	2.33%	3.07%	-0.73%
Sector 10/31/18	Fund Portfolio %	ACWI %	Differential
Cash	4.43%	1.31%	3.12%
Consumer Disc.	22.65%	10.20%	12.45%
Consumer Staples	0.40%	8.14%	-7.74%
Energy	9.84%	6.39%	3.45%
Financials/RE	19.32%	20.07%	-0.75%
Funds (VXX)	0.00%	0.00%	0.00%
Health Care	5.34%	11.87%	-6.53%
Industrials	10.32%	10.26%	0.06%
Info Tech	2.32%	15.24%	-12.92%
Materials	8.04%	4.73%	3.31%
Telecom Svcs	7.81%	8.72%	-0.91%
Utilities	9.53%	3.07%	6.46%

ACWI Sector Performance 10/31/17 to 10/31/18	Performance %
Consumer Disc.	3.00%
Consumer Staples	-0.04%
Energy	4.99%
Financials	-5.57%
Real Estate	-3.71%
Health Care	7.97%
Industrials	-5.52%
Info Tech	4.24%
Materials	-7.75%
Telecom Svcs	-3.48%
Utilities	-1.99%

Region 10/31/17	Fund Portfolio %	ACWI %	Differential
Africa/Mid East	2.10%	1.01%	1.09%
Asia Pacific	36.51%	19.42%	17.08%
Cash	3.79%	0.06%	3.73%
Central Asia	0.54%	0.97%	-0.44%
Eastern Europe	2.74%	0.74%	2.00%
Funds (VXX)	0.16%	0.00%	0.16%
North America	30.27%	54.54%	-24.27%
South/Central Am.	2.34%	1.10%	1.24%
Western Europe	21.55%	22.21%	-0.66%

Region 10/31/18	Fund Portfolio %	ACWI %	Differential
Africa/Mid East	1.78%	0.99%	0.79%
Asia Pacific	24.28%	18.02%	6.26%
Cash	4.43%	1.31%	3.12%
Central Asia	0.28%	0.01%	0.27%
Eastern Europe	4.20%	0.64%	3.56%
Funds (VXX)	0.00%	0.00%	0.00%
North America	50.14%	57.31%	-7.17%
South/Central Am.	0.72%	1.21%	-0.49%
Western Europe	14.17%	20.51%	-6.34%

ACWI Region Performance 10/31/17 to 10/31/18 (USD)	Performance %
United States (S&P 500)	7.34%
Europe	-5.26%
Japan	-3.91%
Asia AC ex-Japan	-13.41%
EM Latin America	-2.10%

Portfolio Positioning and Relative Performance Observations:

As a reminder, the investment process for adding individual equities to the Conductor Global Equity Value Fund is not thematically oriented but focused on quantitative fundamental metrics. The Fund screens global equities using a variety of traditional cash flow, income statement, and balance sheet ratios and adds companies exhibiting valuation ratios at levels below the overall levels for the relevant global indices. The typical portfolio company also exhibits lower quantitative probabilities for bankruptcy (i.e. better balance sheet health) at time of entry than the median company in global indices. To help avoid “value traps” and manage risk, the Fund also employs momentum-based technical rules to assist with stock selection. Likewise, technical rules help govern when positions should be removed from the portfolio. Finally, the Fund employs a top down model incorporating macroeconomic data, valuation data, and index-level technical data to assess overall market risk. During times of extremely high risk, the Fund has the capability of significantly reducing risk exposures. Overall, the shifts in exposures listed above and briefly described below are simply governed by the models we employ, not any qualitative judgment by the portfolio manager as to which sectors or geographies should out or underperform in the future.

SECTOR

●	Overall, sector reallocation over the course of the year trended towards a more “risk-off” posture relative to past years, reflecting the general market uncertainty and market performance degradation. Portfolio capital flowed towards sectors like Utilities and Telecom and flowed away from sectors such as Information Technology that the manager considers overvalued. In years past, portfolio allocation was more “cyclical” or “offensive” in nature. The shift towards a more neutral/defensive posture is the first time during the life of the fund that the manager has observed this type of reallocation.

●	In regard to sector attribution relative to the MSCI All Country World Index, underexposure to Information Technology and Health Care cost the portfolio approximately 3% of relative performance during the fiscal year. Overexposure to the performance-challenged Industrials and Materials sector cost the portfolio approximately 1.5% of relative performance. Overexposure to the broader

Consumer Discretionary sector added close to 2% of relative performance, while underexposure to Financials and Real estate added over 1% of relative performance. Other sectors, on balance, were negligible contributors/detractors to performance relative to the index.

GEOGRAPHY

●	In terms of geographic allocation, entering fiscal year 2018 the portfolio was heavily exposed to international equities, both developed and emerging, relative to the broader global stock market indices. By the end of FY 2018, the portfolio shifted dramatically back towards US stocks reflecting the notable underperformance trend among ex-US stocks. Still, exposure at the end of FY 2018 to US stocks remained below index levels. Moving forward, the manager expects exposure to move meaningfully back towards international exposure owing to the relative undervaluation of ex-US stocks relative to US stocks.

●	Looking at attribution from a geographic perspective, overexposure to the Asia/Pacific region (developed and emerging) relative to the broader index was the biggest drain on relative performance against the MSCI All Country World Index. The portfolio’s Asia-Pacific exposure cost the portfolio over 4% of relative performance during the fiscal year, a stark reversal from the contributions of past years from that region. North American stocks were net positive contributors (approximately +2%) to relative portfolio performance, while European stocks (developed and emerging) were neutral contributors. Other emerging market regions, such as Latin America, slightly detracted from relative performance.

MARKET CAP

●	Large Cap names in the portfolio averaged approximately 40.64% of exposure over the course of the fiscal year vs. 97.66% for the benchmark. Large Cap names in the portfolio added approximately 3% to relative performance.

●	Mid/Small Cap exposure, representing a weighted average of approximately 54.38% this year, was a major drag on performance relative to the broader MSCI AC World index, costing the portfolio over 5% in relative performance during the fiscal year.

OTHER

●	The portfolio did not maintain any exposure to other investment instruments such as volatility ETFs, futures, or options.

●	Otherwise, the overall top-down exposures model kept us fully invested for the entire year. Therefore, there are no unusual spikes in cash levels to report at this time. Over the course of the 2018 Fiscal Year, the weighted average cash balance in the fund was approximately 4.68%. As such, cash drag cost us approximately 0.43% of relative performance.

Portfolio Characteristics

The portfolio as currently constructed continues to reflect our value and quality orientations. Weighted average levels for portfolio and benchmark valuation metrics can be found in the following table:

Valuation Metric	Fund Portfolio	ACWI

EV/EBITDA, TTM	7.67x	10.78x
Price to Book	1.68x	2.17x
Price to Cash Flow	7.97x	11.08x
Price to Sales	0.97x	1.49x
Debt to Equity	107.62%	138.94%
Dividend Yield	3.08%	2.53%

Disclosures:

Investing in the Fund carries certain risks. Adverse changes in currency exchange rates may erode or reverse any potential gains from the Fund’s investments. The risk of investing in emerging market securities, primarily increased foreign investment risk. Investments in foreign securities could subject the Fund to greater risks including, currency fluctuation, economic conditions, and different governmental and accounting standards. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. Investments in lesser-known, small and medium capitalization companies may be more vulnerable than larger, more established organizations. There can be a higher portfolio turnover due to active and frequent trading that may result in higher transactional and brokerage costs. The Adviser from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. The risk on a short sale is the risk of loss if the value of a security sold short increases prior to the delivery date, since the Fund must pay more for the security than it received from the purchaser in the short sale. Therefore, the risk of loss may be unlimited.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Conductor Funds. This and other information about the Funds is contained in the prospectus and should be read carefully before investing. The prospectus for both funds can be obtained by calling toll free 1-844-GO-RAILX or www.conductorfunds.com. The Conductor Funds are distributed by Northern Lights Distributors, LLC., Member FINRA IronHorse Capital Management and Northern Lights Distributors, LLC are not affiliated.

Definitions:

MSCI World Index: The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

S&P 500 Index: The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

MSCI Emerging Markets Index: The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI Europe Index: The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The MSCI Europe Index consists of the following 15 developed market country indexes: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI Index Variants

The MSCI Global Standard Indexes include large and mid-cap segments and provide exhaustive coverage of these size segments. The indexes target a coverage range of around 85% of the free float-adjusted market capitalization in each market. The Large Cap

Indexes target a coverage range of around 70% of the free float-adjusted market capitalization in each market and the Mid Cap Indexes target a coverage range of around 15% of the free float-adjusted market capitalization in each market.

The MSCI Global Small Cap Indexes provide an exhaustive representation of the small cap size segment. The indexes target companies that are in the Investable Market Index (IMI) but that are not in the Standard Index in each market.

The MSCI Global Value and Growth Indexes cover the full range of MSCI Developed, Emerging and All Country Indexes across large, mid and small cap size segmentations. They are also cover large and mid-cap size segments for the MSCI Frontier Markets Indexes. The indexes are constructed using an approach that provides a precise definition of style using eight historical and forward-looking fundamental data points for every security. Each security is placed into either the Value or Growth Indexes or may be partially allocated to both (with no double counting). The objective of this index design is to divide constituents of an underlying MSCI Equity Index into respective value and growth indexes, each targeting 50% of the free float adjusted market capitalization of the underlying market index.

TOPIX: An index that measures stock prices on the Tokyo Stock Exchange (TSE). This capitalization-weighted index lists all firms that are considered to be under the ‘first section’ on the TSE, which groups all of the large firms on the exchange into one pool. The second section groups all of the remaining smaller firms.

EV/EBITDA: A ratio used to determine the value of a company. The enterprise multiple looks at a firm as a potential acquirer would, because it takes debt into account - an item which other multiples like the P/E ratio do not include.

Price to Book: A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

P/E trailing 12 month: The sum of a company’s price-to-earnings, calculated by taking the current stock price and dividing it by the trailing earnings per share for the past 12 months. This measure differs from forward P/E, which uses earnings estimates for the next four quarters.

Altman Z-score: The output of a credit-strength test that gauges a publicly traded manufacturing company’s likelihood of bankruptcy. The Altman Z-score, is based on five financial ratios that can be calculated from data found on a company’s annual 10K report. The Altman Z-score is calculated as follows:

Z-Score = 1.2A + 1.4B + 3.3C + 0.6D + 1.0E

Where:

A = Working Capital/Total Assets

B = Retained Earnings/Total Assets

C = Earnings Before Interest & Tax/Total Assets

D = Market Value of Equity/Total Liabilities

E = Sales/Total Assets

A score below 1.8 means the company is probably headed for bankruptcy, while companies with scores above 3.0 are not likely to go bankrupt. The lower/higher the score, the lower/higher the likelihood of bankruptcy.

The views in this report are those of the Fund’s management. This report contains certain forward-looking statements about factors that may affect the performance of the Fund in the future. These statements are based on the Fund’s management’s predictions and expectations concerning certain future events such as the performance of the economy as a whole and of specific industry sectors. Management believes these forward-looking statements are reasonable, although they are inherently uncertain and difficult to predict.

8611-NLD-12/31/2018

Conductor Global Equity Value Fund
Portfolio Review (Unaudited)
October 31, 2018

The Fund’s performance figures* for the periods ended October 31, 2018, compared to its benchmark:

		Annualized
			Since
			Commencement of
			Operations	Since Inception	Since Inception	Since Inception
	One Year	Three Years	12/27/2013 (a)	4/15/2014	9/17/2015	4/19/16
Class A with Load (b)	(9.84)%	6.73%	N/A	5.44%	N/A	N/A
Class A	(4.33)%	8.85%	N/A	6.81%	N/A	N/A
Class C	(4.99)%	8.07%	N/A	N/A	8.64%	N/A
Class I	(4.09)%	9.12%	6.05%	N/A	N/A	N/A
Class Y	(3.48)%	N/A	N/A	N/A	N/A	11.30%
MSCI World Total Return Index (c)	1.71%	8.52%	6.87%	7.26%	9.36%	9.97%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Each waiver or reimbursement by Ironhorse Capital LLC (the “Advisor”) is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and the repayment is approved by the Board of Trustees. The Advisor has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least March 1, 2019 to ensure that total annual Fund operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; expenses of other investment companies in which the Fund may invest (“acquired fund fees and expenses”); borrowing costs, such as interest and dividend expense on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) do not exceed 2.15%, 2.90%, 1.90% and 1.25% of average daily net assets attributable to Class A, Class C, Class I and Class Y shares, respectively. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Advisor. These expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved without causing the Class to exceed the applicable expense limitation in the contract at the time the fees were limited on the expenses paid. Class A Shares are subject to a maximum sales charge of 5.75% imposed on purchases. Per the fee table in the February 28, 2018 prospectus, the Fund’s total annual operating expense ratio is 2.24%, 2.99%, 1.99%, and 1.77% for Class A, Class C, Class I, and Class Y shares, respectively. For performance information current to the most recent month-end, please call toll-free 1-844-GO-RAILX.

(a)	The inception date of Class I is December 26, 2013. Class I commenced operations on December 27, 2013.

(b)	Class A with load total return is calculated using the maximum sales charge of 5.75%

(c)	The MSCI World Total Return Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Total Return Index consists of 23 developed market country indexes. You cannot invest directly in an index.

Comparison of the Change in Value of a $100,000 Investment ^

^	Performance shown is for Class I shares. The performance of the Fund’s other classes may be greater or less than the line shown due to differences in loads and fees paid by shareholders in different share classes.

Portfolio Composition as of October 31, 2018
Holdings by Industry/Asset Class	% of Net Assets
Exchange Traded Funds	35.8%
Retail	13.2%
Short-Term Investments	8.6%
Oil & Gas Services	6.2%
Commercial Services	5.6%
Oil & Gas	4.2%
Miscellaneous Manufacturing	4.2%
Iron/Steel	3.2%
Telecommunication	3.1%
Apparel	2.5%
Other**	17.6%
Other Assets and Liabilities - Net	(4.2)%
100.0%

**	Other represents less than 2.5% weightings in the following industries: Auto Manufacturers, Biotechnology, Building Materials, Chemicals, Commercial Services, Computers, Distribution/Wholesale, Electronics, Engineering & Construction, Entertainment, Healthcare Services, Mining, Packaging & Containers, Real Estate Investment Trusts, Transportation and Trucking & Leasing.

^	Other countries represents less than 1.3% weightings in the following countries: Bermuda, Britain, Hong Kong, Poland, Thailand and Turkey.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Conductor Global Equity Value Fund
PORTFOLIO OF INVESTMENTS
October 31, 2018

Shares		Value
	COMMON STOCKS - 59.8%
	APPAREL - 2.5%
20,735	Michael Kors Holdings Ltd. *	$1,148,926
10,765	Ralph Lauren Corp.	1,395,252
		2,544,178
	AUTO MANUFACTURERS - 0.9%
68,800	Isuzu Motors Ltd.	902,006

	BIOTECHNOLOGY - 1.9%
14,367	Gilead Sciences, Inc.	979,542
8,720	United Therapeutics Corp. *	966,699
		1,946,241
	BUILDING MATERIALS - 1.2%
236,500	Anhui Conch Cement Co. Ltd.	1,225,813

	CHEMICALS - 1.0%
95,100	Daicel Corp.	1,006,064

	COMMERCIAL SERVICES - 5.6%
18,287	Cintas Corp.	3,325,857
38,905	H&R Block, Inc.	1,032,539
62,243	K12, Inc. *	1,332,623
		5,691,019
	DISTRIBUTION/WHOLESALE - 1.0%
32,600	Kanematsu Electronics Ltd.	1,001,694

	ELECTRONICS - 1.4%
67,000	Japan Aviation Electronics Industry Ltd.	887,211
29,900	Nitto Kogyo Corp.	520,747
		1,407,958
	ENGINEERING & CONSTRUCTION - 1.8%
18,585	Fluor Corp.	815,138
79,500	Takuma Co. Ltd. *	1,013,337
		1,828,475
	ENTERTAINMENT - 1.2%
32,100	Sankyo Co. Ltd.	1,225,602

	HEALTHCARE-SERVICES - 2.0%
7,773	UnitedHealth Group, Inc.	2,031,473

	IRON/STEEL - 3.2%
1,464,000	China Oriental Group Co. Ltd.	1,161,593
1,440,800	Magnitogorsk Iron & Steel Works PJSC *	1,048,660
423,600	Novolipetsk Steel PJSC	1,031,578
		3,241,831
	MINING - 1.0%
671,500	Alrosa PJSC	1,018,355

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2018

Shares		Value
	MISCELLANEOUS MANUFACTURING - 4.2%
236,900	AGFA-Gevaert NV *	$1,057,679
70,473	American Outdoor Brands Corp. *	964,071
45,500	Mitsuboshi Belting Ltd.	1,117,784
19,330	Sturm Ruger & Co., Inc.	1,148,009
		4,287,543
	OIL & GAS - 4.2%
89,479	CVR Refining LP	1,722,471
619,940	Polskie Gornictwo Naftowe I Gazownictrwo SA *	1,011,295
33,140	Qatar Fuel QSC	1,574,056
		4,307,822
	OIL & GAS SERVICES - 6.2%
185,471	Aker Solutions ASA *	1,220,372
20,682	Dril-Quip, Inc. *^	880,226
151,102	Frank’s International NV *	1,072,824
47,537	Oceaneering International, Inc. *^	900,351
1,002,000	Sinopec Engineering Group Co. Ltd.	933,417
121,794	WorleyParsons Ltd.	1,259,744
		6,266,934
	PACKAGING & CONTAINERS - 1.1%
504	Vetropack Holding AG	1,153,659

	REAL ESTATE INVESTMENT TRUST - 1.0%
119,000	Link REIT	1,057,564

	RETAIL - 13.2%
68,596	American Eagle Outfitters, Inc.	1,581,824
26,339	Brinker International, Inc.	1,141,796
33,260	Dick’s Sporting Goods, Inc. ^	1,176,406
48,682	DSW, Inc.	1,292,507
19,540	Foot Locker, Inc.	921,116
28,810	Genesco, Inc. *^	1,232,780
5,638	GS Home Shopping, Inc. *	962,512
21,894	Kohl’s Corp.	1,658,033
58,577	Sally Beauty Holdings, Inc. *^	1,043,256
18,512	Signet Jewelers Ltd.	1,037,598
16,276	Target Corp.	1,361,162
		13,408,990
	TELECOMMUNICATIONS - 3.1%
112,000	China Mobile Ltd.	1,049,202
41,500	KDDI Corp.	1,004,294
43,800	NTT Docomo, Inc.	1,086,189
		3,139,685
	TRANSPORTATION - 1.2%
31,590	ArcBest Corp.	1,172,621

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2018

Shares		Value
	TRUCKING & LEASING - 0.9%
20,000	Greenbrier Cos., Inc. (The)	$949,000

	TOTAL COMMON STOCKS (Cost - $55,482,448)	60,814,527

	EXCHANGE TRADED FUNDS - 35.8%
	EQUITY FUNDS - 35.8%
79,350	iShares Global Comm Services ETF	4,280,932
281,126	iShares Global Financials ETF	17,446,680
192,567	iShares Global Utilities ETF # ^	9,485,850
64,600	Vanguard FTSE Developed Markets ETF ^	2,554,930
67,780	Vanguard FTSE Emerging Markets ETF	2,566,151
	TOTAL EXCHANGE TRADED FUNDS - (Cost - $37,949,872)	36,334,543

	SHORT-TERM INVESTMENTS - 8.6%
	INVESTMENT PURCHASED AS SECURITIES LENDING COLLATERAL - 2.1%
2,114,175	Dreyfus Cash Management Fund - Institutional Class, 2.29% + (a)	2,114,175

	MONEY MARKET FUND - 6.5%
6,603,082	Dreyfus Cash Management Fund - Institutional Class, 2.29% +	6,603,082

	TOTAL SHORT-TERM INVESTMENTS (Cost - $8,717,257)	8,717,257

	TOTAL INVESTMENTS - 104.2% (Cost - $102,149,577)	$105,866,327
	OTHER ASSETS AND LIABILITIES - NET - (4.2)%	(4,294,051)
	TOTAL NET ASSETS - 100.0%	$101,572,276

*	Non-income producing security.

#	Affiliated Company - Conductor Global Equity Value Fund holds in excess of 5% voting securities of this exchange traded fund.

^	All or a portion of the security is on loan. Total loaned securities had a value of $5,565,027 at October 31, 2018.

+	Money market fund; interest rate reflects seven day effective yield on October 31, 2018.

(a)	Security was purchased with cash received as collateral for securities on loan as of October 31, 2018. Total collateral had a value of $2,114,175 at October 31, 2018. Additional collateral received from the borrower not disclosed in the Portfolio of Investments had a value of $3,672,077 as of October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2018

Portfolio Composition as of October 31, 2018
Holdings by Country	% of Market Value
United States	38.5%
Global ETF	34.3%
Japan	9.2%
China	3.1%
Russia	2.9%
Hong Kong	2.0%
Qatar	1.5%
Australia	1.2%
Norway	1.2%
Switzerland	1.1%
Britain	1.1%
Other **	3.9%
100.0%

**	Other represents less than 1.1% weightings in each of the following countries: Belgium, Netherlands, Poland, and South Korea.

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value Fund
Statement of Assets and Liabilities
October 31, 2018

ASSETS
Investments in unaffiliated securities, at cost	$92,531,808
Investments in affiliated securities, at cost	9,617,769
Total securities, at cost	$102,149,577
Investments in unaffiliated securities, at fair value	$96,380,477
Investments in affiliated securities, at fair value	9,485,850
Total securities, at fair value	$105,866,327
Foreign currency (cost $64,608)	64,314
Receivable for securities sold	495,922
Dividends and interest receivable	344,283
Receivable for fund shares sold	17,417
Prepaid expenses and other assets	159,295
TOTAL ASSETS	106,947,558

LIABILITIES
Collateral on securities loaned (see note 8)	2,114,175
Payable for investments purchased	3,030,387
Payable for fund shares redeemed	107,732
Investment advisory fees payable	99,177
Payable to related parties	11,534
Distribution (12b-1) fees payable	2,099
Accrued expenses and other liabilities	10,178
TOTAL LIABILITIES	5,375,282
NET ASSETS	$101,572,276

NET ASSETS CONSIST OF:
Paid in capital	$90,111,009
Accumulated earnings	11,461,267
NET ASSETS	$101,572,276

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value Fund
Statement of Assets and Liabilities (Continued)
October 31, 2018

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$3,064,765
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	235,704
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$13.00
Maximum offering price per share (maximum sales charge of 5.75%)	$13.79

Class C Shares:
Net Assets	$1,626,371
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	126,879
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$12.82

Class I Shares:
Net Assets	$52,382,713
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	4,001,764
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$13.09

Class Y Shares:
Net Assets	$44,498,427
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	3,350,721
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$13.28

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value Fund
Statement of Operations
For the Year Ended October 31, 2018

INVESTMENT INCOME
Dividend Income (Foreign Taxes Withheld $232,951)	$2,423,888
Interest Income	33,208
Securities Lending Income (Net)	68,743
TOTAL INVESTMENT INCOME	2,525,839

EXPENSES
Investment advisory fees	1,264,952
Distribution (12b-1) fees:
Class A	7,407
Class C	15,597
Administrative services fees	62,530
Registration fees	53,571
Custodian fees	48,655
Shareholder services fees	31,087
Accounting services fees	27,209
Legal fees	22,962
Printing and postage expenses	21,542
Compliance officer fees	16,783
Trustees fees and expenses	14,319
Transfer agent fees	4,493
Audit fees	2,964
Other expenses	777
TOTAL EXPENSES	1,594,848

Less: Fees waived by the Advisor (Class Y)	(115,793)
Plus: Recapture of fees previously waived by the Advisor (Class A, C, and I)	190,178

NET EXPENSES	1,669,233

NET INVESTMENT INCOME	856,606

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss) from:
Investments	8,093,056
Affiliated Investments	(13,791)
Foreign currency translations	(191,651)
Realized gain on investments and foreign currency transactions	7,887,614

Net change in unrealized appreciation/(depreciation) of:
Investments	(14,811,381)
Affiliated Investments	(131,919)
Foreign currency translations	(2,144)
Unrealized depreciation on investments and foreign currency translations	(14,945,444)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(7,057,830)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,201,224)

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value Fund
Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
	October 31,	October 31,
	2018	2017
FROM OPERATIONS
Net investment income	$856,606	$232,799
Net realized gain from investments and foreign currency translations	7,887,614	4,395,111
Net change in unrealized appreciation/(depreciation) of investments and foreign currency translations	(14,945,444)	10,762,608
Net increase/(decrease) in net assets resulting from operations	(6,201,224)	15,390,518

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid *	(1,363,021)	—
Net decrease in net assets resulting from distributions to shareholders	(1,363,021)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	2,071,439	1,732,074
Class C	863,012	1,035,035
Class I	1,406,086	2,941,050
Class Y	37,261,254	16,836,985
Net asset value of shares issued in reinvestment of distributions:
Class A	33,572	—
Class C	5,912	—
Class I	768,793	—
Class Y	412,095	—
Redemption fee proceeds:
Class A	38	—
Class Y	20	—
Payments for shares redeemed:
Class A	(2,485,290)	(702,968)
Class C	(446,330)	(128,685)
Class I	(1,920,743)	(5,600,614)
Class Y	(8,217,254)	(1,032,619)
Net increase in net assets from shares of beneficial interest	29,752,604	15,080,258

TOTAL INCREASE IN NET ASSETS	22,188,359	30,470,776

NET ASSETS
Beginning of Year	79,383,917	48,913,141
End of Year **	$101,572,276	$79,383,917

*	Distributions from net investment income and net realized capital gains are combined for the year ended October 31, 2018. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information.

**	Net Assets- End of Year includes undistributed net investment income of $249,703 as of October 31, 2017.

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value Fund
Statements of Changes in Net Assets (Continued)

	For the Year Ended	For the Year Ended
	October 31,	October 31,
	2018	2017
SHARE ACTIVITY
Class A:
Shares Sold	142,557	144,827
Shares Reinvested	2,356	—
Shares Redeemed	(172,801)	(55,335)
Net increase/(decrease) in shares of beneficial interest outstanding	(27,888)	89,492

Class C:
Shares Sold	59,549	84,804
Shares Reinvested	424	—
Shares Redeemed	(31,493)	(10,373)
Net increase in shares of beneficial interest outstanding	28,480	74,431

Class I:
Shares Sold	96,918	246,281
Shares Reinvested	53,588	—
Shares Redeemed	(131,608)	(478,440)
Net increase/(decrease) in shares of beneficial interest outstanding	18,898	(232,159)

Class Y:
Shares Sold	2,503,747	1,380,986
Shares Reinvested	28,291	—
Shares Redeemed	(558,676)	(81,100)
Net increase in shares of beneficial interest outstanding	1,973,362	1,299,886

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class A Shares
	Year Ended		Year Ended		Year Ended	Year Ended		Period Ended
	October 31,		October 31,		October 31,	October 31,		October 31, 2014
	2018		2017		2016	2015		2014 (1)
Net asset value, beginning of period	$13.75		$10.84		$10.20	$9.80		$9.75
Activity from investment operations:
Net investment income/(loss) (2)	0.05		0.01		(0.03)	0.00	(10)	(0.01)
Net realized and unrealized gain/(loss) on investments	(0.63)		2.90		0.67	0.40		0.06	(3)
Total from investment operations	(0.58)		2.91		0.64	0.40		0.05
Less distributions from:
Net investment income	(0.15)		—		—	—		—
Net realized gains	(0.02)		—		—	—		—
Total distributions	(0.17)		—		—	—		—
Paid-in-Capital From Redemption Fees	0.00	(10)	—		—	—		—
Net asset value, end of period	$13.00		$13.75		$10.84	$10.20		$9.80
Total return (4)	(4.33)%		26.85%		6.27%	4.08%		0.51%
Net assets, at end of period (000’s)	$3,065		$3,624		$1,887	$1,109		$12
Ratio of gross expenses to average net assets (6)(8)	1.81%		1.95%		2.37%	2.49%		2.51	% (7)
Ratio of net expenses to average net assets (8)	2.11	% (11)	2.15	% (11)	2.14%	2.18%		2.20	% (7)
Ratio of net investment income/(loss) to average net assets (8)(9)	0.36%		0.06%		(0.33)%	0.02%		(0.22	)% (7)
Portfolio Turnover Rate	141%		90%		123%	86%		99	% (5)

(1)	The Conductor Global Equity Value Fund Class A commenced investment operations on April 15, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to the share transactions for the period.

(4)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods less than one year are not annualized. Total returns shown exclude the effect of the maximum applicable sales charges of 5.75% and, if applicable, wire redemption fees. Had the Advisor not waived its fees, the returns would have been lower.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers by the Advisor.

(7)	Annualized.

(8)	The ratios of expenses and net investment income/(loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund

(9)	Recognition of net investment income/(loss) by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.

(10)	Amount represents less than $0.005.

(11)	Represents the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class C Shares
	Year Ended		Year Ended		Year Ended		Period Ended
	October 31,		October 31,		October 31,		October 31,
	2018		2017		2016		2015 (1)
Net asset value, beginning of period	$13.55		$10.76		$10.20		$9.94
Activity from investment operations:
Net investment income/(loss) (2)	(0.06)		(0.09)		(0.11)		0.03
Net realized and unrealized gain/(loss) on investments	(0.61)		2.88		0.67		0.23
Total from investment operations	(0.67)		2.79		0.56		0.26
Less distributions from:
Net investment income	(0.04)		—		—		—
Net realized gains	(0.02)		—		—		—
Total distributions	(0.06)		—		—		—
Net asset value, end of period	$12.82		$13.55		$10.76		$10.20
Total return (3)	(4.99)%		25.93%		5.49%		2.62%
Net assets, at end of period (000’s)	$1,626		$1,333		$258		$21	(9)
Ratio of gross expenses to average net assets (5)(7)	2.55%		2.69%		3.11%		3.18	% (6)
Ratio of net expenses to average net assets (7)	2.86	% (10)	2.90	% (10)	2.88%		2.93	% (6)
Ratio of net investment income/(loss) to average net assets (7)(8)	(0.42)%		(0.70)%		(1.05)%		2.52	% (6)
Portfolio Turnover Rate	141%		90%		123	% (4)	86	% (4)

(1)	The Conductor Global Equity Value Fund Class C commenced investment operations on September 17, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Total returns shown exclude the effect of sales charges and, if applicable, wire redemption fees. Had the Advisor not waived its fees, the returns would have been lower.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers by the Advisor.

(6)	Annualized.

(7)	The ratios of expenses and net investment income/(loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income/(loss) by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.

(9)	Actual net assets, not rounded.

(10)	Represents the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class I Shares
	Year Ended		Year Ended		Year Ended	Year Ended	Period Ended
	October 31,		October 31,		October 31,	October 31,	October 31, 2014
	2018		2017		2016	2015	2014 (1)
Net asset value, beginning of period	$13.86		$10.90		$10.23	$9.81	$10.00
Activity from investment operations:
Net investment income/(loss) (2)	0.09		0.03		(0.01)	0.00 (3)	0.01
Net realized and unrealized gain/(loss) on investments	(0.64)		2.93		0.68	0.42	(0.20)
Total from investment operations	(0.55)		2.96		0.67	0.42	(0.19)
Less distributions from:
Net investment income	(0.20)		—		—	—	—
Net realized gains	(0.02)		—		—	—	—
Total distributions	(0.22)		—		—	—	—
Net asset value, end of period	$13.09		$13.86		$10.90	$10.23	$9.81
Total return (4)	(4.09)%		27.16%		6.55%	4.28%	(1.90)%
Net assets, at end of period (000s)	$52,383		$55,185		$45,923	$37,977	$34,297
Ratio of gross expenses to average net assets (6)(8)	1.55%		1.71%		2.11%	2.20%	2.26	% (7)
Ratio of net expenses to average net assets (8)	1.86	% (10)	1.90	% (10)	1.87%	1.95%	1.95	% (7)
Ratio of net investment income/(loss) to average net assets (8)(9)	0.62%		0.28%		(0.06)%	0.02%	0.08	% (7)
Portfolio Turnover Rate	141%		90%		123%	86%	99	% (5)

(1)	The Conductor Global Equity Value Fund Class I commenced investment operations on December 27, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.005 per share.

(4)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Total returns for periods of less than one year are not annualized. Had the Advisor not waived its fees, the returns would have been lower.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers by the Advisor.

(7)	Annualized.

(8)	The ratios of expenses and net investment income/(loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(9)	Recognition of net investment income/(loss) by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.

(10)	Represents the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Class Y Shares
	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,
	2018	2017	2016 (1)
Net asset value, beginning of period	$13.97	$10.91	$10.28
Activity from investment operations:
Net investment income (2)	0.19	0.12	0.01
Net realized and unrealized gain/(loss) on investments	(0.66)	2.94	0.62
Total from investment operations	(0.47)	3.06	0.63
Less distributions from:
Net investment income	(0.20)	—	—
Net realized gains	(0.02)	—	—
Total distributions	(0.22)	—	—
Paid-in-Capital From Redemption Fees	0.00 (9)	—	—
Net asset value, end of period	$13.28	$13.97	$10.91
Total return (3)	(3.48)%	28.05%	6.13%
Net assets, at end of period	$44,498	$19,242	$845
Ratio of gross expenses to average net assets (5)(7)	1.55%	1.68%	2.04	% (6)
Ratio of net expenses to average net assets (7)	1.25%	1.25%	1.39	% (6)
Ratio of net investment income to average net assets (7)(8)	1.27%	0.93%	0.24	% (6)
Portfolio Turnover Rate	141%	90%	123	% (4)

(1)	The Conductor Global Equity Value Fund Class Y commenced investment operations on April 19, 2016.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Total returns for periods of less than one year are not annualized. Had the Advisor not waived its fees, the returns would have been lower.

(4)	Turnover is calculated based on Fund level and is not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers by the Advisor.

(6)	Annualized.

(7)	The ratios of expenses and net investment income/(loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income/(loss) by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.

(9)	Amount represents less than $0.005.

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2018

1.	ORGANIZATION

The Conductor Global Equity Value Fund (the “Fund”) is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund offers Class A, Class C, Class I, and Class Y shares. The Fund commenced investment operations for Class I shares on December 27, 2013. Class A shares commenced investment operations on April 15, 2014. Class C shares commenced investment operations on September 17, 2015. Class Y shares commenced investment operations on April 19, 2016. The investment objective is to provide long-term risk-adjusted total return.

Class A shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.75%. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities, including exchange traded funds, listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at mean between the last bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Securities in which the Fund invests may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”). Normally, developments that occur between the close of the foreign markets and 4:00 p.m. ET will not be reflected in the Fund’s NAV. However, the Fund may determine that such developments are so significant that they will materially affect the value of the Fund’s securities, and the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. ET. The Fund utilizes fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares.

Conductor Global Equity Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2018

There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to, as needed, attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – The applicable investments are valued collectively via inputs from each group within the fair value team. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument; factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Conductor Global Equity Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2018

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of October 31, 2018 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$37,382,690	$23,431,837	$—	$60,814,527
Exchange Traded Funds	36,334,543	—	—	36,334,543
Short-Term Investment	8,717,257	—	—	8,717,257
Total Investments	$82,434,490	$23,431,837	$—	$105,866,327

*	Please refer to the Portfolio of Investments for industry classifications.

There were no transfers into or out of any Level during the reporting period. It is the Fund’s policy to recognize transfers into or out of any level at the end of the reporting period. The Fund did not hold any Level 3 securities during the period.

Certain foreign securities are valued utilizing valuation factors provided by an independent pricing service to reflect any significant market movements between the time foreign markets close and the time the Fund values such foreign securities. The utilization of valuation factors may result in the securities being categorized as Level 2.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Foreign Currency Translations – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Conductor Global Equity Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2018

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investments.

The Fund’s investments in securities, financial instruments and derivatives expose it to various risks, certain of which are discussed below. Please refer to the Fund’s prospectus and statement of additional information for a full listing of risks associated with the Fund’s investments which include but are not limited to active trading risk, credit risk, currency risk, cybersecurity risk, derivatives risk, emerging market risk, equity risk, foreign (non-U.S.) investment risk, geographic and sector risk, hedging transactions risk, index risk, investment companies and exchange-traded funds risk, issuer-specific risk, large-cap securities risk, management risk, market risk, market events risk, model risk, portfolio turnover risk, securities lending risk, short selling risk, small-cap and mid-cap securities risk, value investing risk and valuation risk.

Emerging Market Risk – Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets.

Equity Risk – The market value of equities, such as common stocks or equity related investments, such as futures and options, may decline due to general market conditions, such as political or macroeconomic factors. Additionally, equities may decline in value due to specific factors affecting a related industry or industries. Equity securities are susceptible volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

Foreign (Non-U.S.) Investments – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Geographic and Sector Risk – The risk that if the Fund invests a significant portion of its total assets in certain issuers within the same geographic region or economic sector, an adverse economic, business or political development affecting that region or sector may affect the value of the Fund’s investments more than if the Fund’s investments were not so focused. While the Fund may not concentrate in any one industry, the Fund may invest without limitation in a particular country or sector.

Investment Companies and ETFs Risk – The Fund invests in other investment companies, including ETFs. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value. When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees. The Fund also will incur brokerage costs when it purchases and sells ETFs.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

Conductor Global Equity Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2018

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended October 31, 2015 to October 31, 2017, or expected to be taken in the Fund’s October 31, 2018 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably expected that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed since inception.

Distributions to Shareholders – Distributions from investment income are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that has not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended October 31 , 2018, amounted to $162,569,666 and $135,168,805, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – IronHorse Capital, LLC serves as the Fund’s Investment Adviser (the “Advisor”). Effective October 1, 2016, under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 1.25% of the average daily net assets of the Fund. Prior to October 1, 2016, the Advisor received monthly fees calculated at an annual rate of 1.50% of the average daily net assets of the Fund. For the year ended October 31, 2018, the Fund incurred advisory fees in the amount of $1,264,952.

The Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) so that the total annual operating expenses of the Conductor Global Equity Value Fund do not exceed 2.15%, 2.90%, 1.90%, and 1.25% of the average daily net assets of Class A, Class C, Class I, and Class Y, respectively. This agreement is in effect at least until March 1, 2019. Prior to October 1, 2016, the expense limitation for class Y was 1.50% of the average daily net assets of Class Y. For the year ended October 31, 2018, the Advisor waived $115,793 of its fees for Class Y.

Prior to February 29, 2016, the Advisor agreed to waive all or a portion of its management fees so that the total annual operating expenses, or extraordinary expenses, did not exceed 2.18%, 2.93% and 1.93% of average daily net assets for Class A, Class C and Class I, respectively.

Conductor Global Equity Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2018

These expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

The following amounts are subject to recapture by the Fund by the following dates:

10/31/2020	$46,265
10/31/2021	$115,793

For the year ended October 31, 2018, the Advisor recaptured $190,178 of previously waived fees for Class A, Class C, and Class I.

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets for Class A shares and 1.00% of its average daily net assets for Class C shares and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. For the year ended October 31, 2018, $7,407 and $15,597 of 12b-1 fees were incurred for Class A shares and Class C shares, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C, and Class I shares. For the year ended October 31, 2018, the Distributor received $82,760 and $0 in underwriting commissions for sales of Class A shares and Class C shares, respectively, of which $12,220 and $0 was retained by the principal underwriter for Class A shares and Class C shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

BluGiant, LLC (“BluGiant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Fund.

5.	INVESTMENT IN AFFILIATED COMPANIES

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities. Transactions during the year ended October 31, 2018 with affiliated companies are as follows:

						Change in
		Value-Beginning			Net Realized	Unrealized	Value-End of
CUSIP	Description	of Period	Purchases	Sales Proceeds	Gain/(Loss)	Depreciation	Period
464288711	iShares Global Utilities ETF	$—	$10,474,997	$843,437	$(13,791)	$(131,919)	$9,485,850

Conductor Global Equity Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2018

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at October 31, 2018, were as follows:

Cost for Federal Tax purposes	$102,303,468

Unrealized Appreciation	$8,026,952
Unrealized Depreciation	(4,464,093)
Tax Net Unrealized Appreciation	3,562,859

7.	TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended October 31, 2018 and October 31, 2017 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2018	October 31, 2017
Ordinary Income	$1,044,024	$—
Long-Term Capital Gain	318,997	—
	$1,363,021	$—

As of October 31, 2018, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$7,900,992	$—	$—	$—	$3,560,275	$11,461,267

The difference between book basis and tax basis undistributed net investment income, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments for partnerships.

8.	SECURITIES LENDING

The Fund has entered into a securities lending arrangement with BNY Mellon Corp. (“BNY Mellon”). Prior to October 5, 2018, the Fund held an agreement with BNP Paribas, Inc. Under an agreement with BNY Mellon, the Fund can lend its portfolio securities to brokers, dealers and other financial institutions approved by the Board of Trustees to earn additional income. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued interest, which is invested in highly liquid, short-term instruments such as repurchase agreements collateralized by U.S. Government securities and money market funds in accordance with the Funds’ security lending procedures. A portion of the income generated by the investment in the collateral, net of any rebates paid by BNY Mellon to the borrowers is remitted to BNY Mellon as lending agent, and the remainder is paid to the Fund. The Fund continues to receive interest or dividends on the securities loaned. The Fund has the right under the Master Securities Lending Agreement to recover the securities from the borrower on demand; if the borrower fails to deliver the securities on a timely basis, the Fund could experience delays or losses on recovery. Additionally, the Fund is subject to the risk of loss from investments made with the cash received as collateral. The Fund manages credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty.

Conductor Global Equity Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2018

At October 31, 2018, the Fund had loaned securities and received cash collateral for the loan. This cash was invested in the Dreyfus Government Cash Management Fund as shown in the Schedule of Investments. The Fund receives compensation relating to the lending of the Fund’s securities.

The market values of loaned securities and collateral and percentage of total investment income the Fund received from the investment of cash collateral retained by the lending agent, BNY Mellon, were as follows:

Market Value of	Market Value of	Percentage of Total
Loaned Securities	Collateral	Investment Income
$5,565,027	$5,786,252	2.72%

the Statement of Assets and
Liabilities
Gross Amounts
	Recognized in	Financial
	Statements of Assets	Instruments	Cash Collateral		Net Amount of
	and Liabilities	Pledged	Pledged		Assets
Description of Liability
Securities lending collateral	$2,114,175	$—	$2,114,175	(1)	$—

(1)	The amount is limited to the liability balance and accordingly does not include excess collateral pledged.

The following table sets forth the remaining contractual maturity of the collateral held as of October 31, 2018:

	Remaining Contractual Maturity of the Collateral Held as of October 31, 2018
	Overnight and	Up to		Greater than
	Continuous	30 Days	30-90 days	90 days	Total
Dreyfus Government Cash Management	$2,114,175	$—	$—	$—	$2,114,175
U.S. Government	—	9,858	29,679	3,632,540	3,672,077
Total securities lending	$2,114,175	$9,858	$29,679	$3,632,540	$5,786,252

The fair value of the securities loaned for the Fund totaled $5,565,027 at October 31, 2018. The securities loaned are noted in the Portfolios of Investments. The fair value of the “Collateral for Securities Loaned” on the Portfolio of Investments includes only cash collateral received and reinvested that totaled $2,114,175 for the Fund at October 31, 2018. This amount is offset by a liability recorded as “Securities lending collateral.” At October 31, 2018, the Fund received non-cash collateral of $3,672,077.

9.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2018, Charles Schwab & Co., holding shares for the benefit of others in nominee name, held approximately 52% of the voting securities of the Conductor Global Equity Value Fund.

10.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells his/her shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended October 31 , 2018, the Fund assessed redemption fees for Class A and Class Y in the amount of $38 and $20, respectively.

Conductor Global Equity Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2018

11.	RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These amendments have been adapted effective with these financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

12.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

GRANT THORNTON LLP 757 Third Ave., 9th Floor New York, NY 10017	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

D +1 212.599.0100	Board of Trustees of the Two Roads Shared Trust
F +1 212.370.4520	and Shareholders of Conductor Global Equity Value Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Conductor Global Equity Value Fund, formerly known as Conductor Global Fund, (a fund in the Two Roads Shared Trust) (the “Fund”) as of October 31, 2018, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period ended October 31, 2018, and the financial highlights for each of the three years in the period ended October 31, 2018, and the related notes (collectively referred to as the “financial statements”). The accompanying financial highlights for the year ended October 31, 2015 and for the period December 27, 2013 (commencement of operations) through October 31, 2014 were audited by other auditors whose report thereon dated December 29, 2015 expressed an unqualified opinion on the those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018, and its financial highlights for each of the three years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

GT.COM	Grant Thornton LLP is the U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2016.

New York, New York
December 31, 2018

Conductor Global Equity Value Fund
EXPENSE EXAMPLES (Unaudited)
October 31, 2018

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Conductor Global Equity Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 through October 31, 2018.

Actual Expenses

The “Actual” Expenses line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account Value	Expenses Paid During	Annualized Expense
Actual *	Value 5/1/2018	10/31/2018	Period 5/1/18 – 10/31/18	Ratio 5/1/18 – 10/31/18
Class A	$1,000.00	$896.60	$10.13	2.12%
Class C	1,000.00	893.40	13.70	2.87%
Class I	1,000.00	897.80	8.99	1.88%
Class Y	1,000.00	900.90	5.99	1.25%

Hypothetical
(5% return before	Beginning Account	Ending Account Value	Expenses Paid During	Annualized Expense
expenses) *	Value 5/1/2018	10/31/2018	Period 5/1/18 – 10/31/18	Ratio 5/1/18 – 10/31/18
Class A	$1,000.00	$1,014.52	$10.76	2.12%
Class C	1,000.00	1,010.74	14.55	2.87%
Class I	1,000.00	1,015.73	9.55	1.88%
Class Y	1,000.00	1,018.90	6.36	1.25%

*	Expense information is equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Conductor Global Equity Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2018

Approval of Advisory Agreement – Conductor Global Equity Value Fund

At a meeting held on September 5 and 6, 2018 (the “Meeting”), the Board of Trustees (the “Board”) of Two Roads Shared Trust (the “Trust”), including all of those trustees who are not “interested persons” of the Trust (as such term is defined in the 1940 Act), which independent Trustees constitute all of the Trustees, considered the approval of an investment advisory agreement (the “Advisory Agreement”) between IronHorse Capital LLC (“IronHorse” or the “Adviser”) and the Trust, on behalf of the Conductor Global Equity Value Fund (the “Fund”), a series of the Trust.

In connection with the Board’s consideration of the Advisory Agreement, the Board received written materials in advance of the Meeting, which included information regarding: (i) the nature, extent, and quality of services provided to the Fund by the Adviser; (ii) a description of the Adviser’s investment management personnel; (iii) an overview of the Adviser’s respective operations and financial condition; (iv) a description of the Adviser’s brokerage practices (including any soft dollar arrangements); (v) a comparison of the Fund’s advisory fee and overall expenses with those of comparable mutual funds; (vi) the level of profitability from the Adviser’s fund-related operations; (vii) the Adviser’s respective compliance policies and procedures, including policies and procedures for personal securities transactions, business continuity and information security; and (viii) information regarding the performance record of the Fund as compared to other funds with similar investment strategies.

Throughout the process, including at the meeting, the Board had numerous opportunities to ask questions of and request additional materials from the Adviser. During the Meeting, the Board was advised by, and met in executive session with, the Board’s independent legal counsel, and received a memorandum from such independent counsel regarding its responsibilities under applicable law.

Matters considered by the Board in connection with its approval of the Advisory Agreement included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by IronHorse related to the Advisory Agreement with the Trust on behalf of the Conductor Fund, including the Advisory Agreement; a description of the manner in which investment decisions are made and executed; a review of the financial condition of IronHorse; an overview of the personnel that perform advisory, compliance and operational services for the Conductor Fund, including any changes in key personnel; IronHorse’s compliance policies and procedures, including its business continuity policy and information systems security policy and a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the Investment Company Act of 1940, as amended, from engaging in conduct prohibited by Rule 17j-1(b); information regarding risk management processes; an annual review of the operation of IronHorse’s compliance program; and an independent report prepared by Broadridge analyzing the performance record, fees and expenses of the Conductor Fund as compared to other mutual funds with similar investment strategies.

In reaching its conclusions with respect to the nature and quality of services to be provided by IronHorse under the Advisory Agreement, the Board considered the level of IronHorse’s employees asset management, risk management, operations and compliance experience and that there had been no significant changes to the ownership structure of IronHorse over the previous year. The Board considered that IronHorse continued to employ a fundamentals-driven quantitative analysis and that there had been no significant changes in IronHorse’s investment strategies. The Board noted that IronHorse had allocated appropriate resources and staff to operate its compliance program, including the implementation of trading procedures reasonably designed to mitigate conflicts among accounts, that IronHorse had adopted cybersecurity and business continuity policies and procedures, that IronHorse’s risk management and associated policies appeared to be operating effectively and that IronHorse identified and monitored risks. The Board considered that IronHorse engaged an outside consulting firm to support certain compliance functions of the Adviser. The Board also considered IronHorse’s brokerage practices. The Board also considered the experience and tenure of key personnel, noting the qualifications of the professional staff and that IronHorse was considering the addition of personnel as the firm continued to grow. The Board concluded that IronHorse had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures to perform its duties under the Advisory Agreement and that

Conductor Global Equity Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2018

the nature, overall quality and extent of the advisory services provided by IronHorse to the Conductor Fund were satisfactory and reliable.

Performance. The Board considered the performance of the Conductor Fund, including for the one-year, three-year, and since inception periods ended July 31, 2018 as compared to the Conductor Fund’s benchmark index (MSCI World Index) and against the performance of a group of peer funds (the “Peer Group”) provided by Broadridge, an independent third-party data provider. The Board considered that the Conductor Fund had significantly outperformed the median of its Peer Group and improved as compared to its Morningstar category (World Small/Mid Stock) and its primary benchmark for the one-year and three-year, and since inception periods.

The Board also took into account management’s discussion of the Conductor Fund’s performance and considered that the Conductor Fund had received four stars in its Morningstar category. The Board considered the Conductor Fund’s top quartile performance in its category, and noted IronHorse’s value-added active management of the Conductor Fund and the impact of market conditions on such strategy. The Board concluded that the Conductor Fund’s performance was satisfactory.

Fees and Expenses. As to the costs of the services provided by IronHorse with respect to the Conductor Fund, the Board considered a comparison of the Conductor Fund’s advisory fee and net operating expense ratios to those of the funds in its Peer Group. The Board noted that the Conductor Fund’s advisory fee and total net operating expenses (Class I Shares) were above the Peer Group median and average but were not the highest in the category. The Board took into account IronHorse’s discussion of the Conductor Fund’s expenses. The Board also considered the Conductor Fund’s expense ratio, noting that IronHorse had agreed to limit the Conductor Fund’s net annual operating expenses to 2.15%, 2.90%, 1.90%, and 1.25% (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses) of the average net assets of Class A, Class C, Class I, and Class Y shares of the Conductor Fund, respectively.

In considering the level of the advisory fee with respect to the Conductor Fund, the Board also took into account the cost of other accounts managed by IronHorse, if any, that used a similar investment strategy, noting that differences were attributable to the differences in the management of these different kinds of accounts.

Based on the factors above, the Board concluded that the advisory fee of the Conductor Fund was not unreasonable.

Profitability. The Board considered IronHorse’s profitability and whether these profits were reasonable in light of the services provided to the Conductor Fund. The Board reviewed a profitability analysis prepared by IronHorse based on current asset levels of the Conductor Fund, and considered the total profits of IronHorse from its relationship with the Conductor Fund. The Board noted the direct and indirect costs of operating the Conductor Fund. The Board concluded that IronHorse’s profitability from its relationship with the Conductor Fund was not excessive.

Economies of Scale. The Board considered whether IronHorse would realize economies of scale with respect to its management of the Conductor Fund as the Conductor Fund grows and whether fee levels reflected these economies of scale for the benefit of shareholders. The Board noted that the advisory fee did not currently have breakpoints. The Board considered IronHorse’s discussion of the Conductor Fund’s advisory fee structure. The Board considered the profitability analysis included in the Board Materials, and noted that while expenses of managing the Conductor Fund as a percentage of assets under management were expected to decrease as the Conductor Fund’s assets continued to grow, at current asset levels, economies of scale had not yet been reached. The Board noted that it would revisit whether economies of scale should be taken into account in the future once the Conductor Fund had achieved sufficient scale.

Other Benefits. The Board also considered the character and amount of any other direct and incidental benefits to be received by IronHorse from its association with the Conductor Fund. The Board considered that IronHorse did not

Conductor Global Equity Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2018

anticipate receiving any direct, indirect or ancillary material “fall-out” benefits from its relationship with the Conductor Fund.

Conclusion. The Board, having requested and received such information from IronHorse as it believed reasonably necessary to evaluate the terms of the Advisory Agreement, and having been advised by independent counsel that the Board had appropriately considered and weighed all relevant factors, determined that approval of Advisory Agreement for an additional one-year term was in the best interests of the Conductor Fund and its shareholders. In considering the Advisory Agreement renewal, the Board did not identify any one factor as all important and each Independent Trustee may have considered different factors as more important.

Conductor Global Equity Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2018

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees *

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008)	1	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (for series not affiliated with the Funds since 2013); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); and OFI Carlyle Private Credit Fund (since March 2018)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee	Indefinite, Since 2012	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	1	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (for series not affiliated with the Funds since 2013); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Managing Member, Kaufman & Associates, LLC (legal services)(Since 2016); Partner, Abrams Fensterman, Fensterman, Eisman, Formato, Ferrara & Wolf, LLP (legal services)(2010-2016)	1	Altegris KKR Commitments Master Fund (since 2014)
Anita K. Krug Year of Birth: 1969	Trustee	Indefinite, Since 2012	Interim Vice Chancellor for Academic Affairs (since 2018) University of Washington Bothell; Interim Dean (2017-2018), Professor (since 2016), Associate Professor (2014-2016); and Assistant Professor (2010-2014), University of Washington School of Law	1	Altegris KKR Commitments Master Fund (since 2014); Centerstone Investors Trust (since 2016)

*	Information is as of October 31, 2018.

**	As of October 31, 2018, the Trust was comprised of 21 active portfolios managed by seven unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those funds that (i) are advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds in the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not hold itself out as related to any other series within the Trust for investment purpose.

10 /31/18 – Two Roads v2

Conductor Global Equity Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2018

Officers of the Trust*

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	President Since Feb. 2017 Treasurer (2012 to 2017)	Senior Vice President (2012- present); Vice President (2004 to 2012); Gemini Fund Services, LLC.	N/A	N/A
Laura Szalyga 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1978	Treasurer Since Feb. 2017	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC (2011-2014).	N/A	N/A
Richard A. Malinowski 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1983	Vice President Since Sep. 2018 Secretary Since 2013	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President (2012 – 2016), Gemini Fund Services, LLC	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 -present)	N/A	N/A

*	Information is as of October 31, 2018.

**	As of October 31, 2018, the Trust was comprised of 21 active portfolios managed by seven unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those funds that (i) are advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds in the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not hold itself out as related to any other series within the Trust for investment purpose.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-844-467-2459.

10 /31/18 – Two Roads v2

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.

Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes –	NO	We do not share
to offer our products and services to you
For joint marketing with other financial companies	NO	We do not share

For our affiliates’ everyday business purposes –	NO	We do not share
information about your transactions and experiences

For our affiliates’ everyday business purposes –	NO	We do not share
information about your creditworthiness
For our affiliates to market to you	NO	We do not share

For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-895-1600

What we do

How does Two Roads Shared Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.

These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Two Roads Shared Trust	We collect your personal information, for example, when you
collect my personal information?
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

This Page Intentionally Left Blank

Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-844-GO-RAILX or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. The information on Form N-Q is available without charge, upon request, by calling 1-844-GO-RAILX.

Investment Advisor
IronHorse Capital LLC
3102 West End Avenue, Suite 400
Nashville, TN 37203

Administrator
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2018	2017	2016	2015	2014
Conductor Global Fund	$15,500	14,500	14,500	14,500	14,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2018	2017	2016	2015	2014
Conductor Global Fund	$3,000	3,500	3,500	3,500	3,500

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended October 31, 2014 and 2013 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended October 31, 2015 and 2014 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Two Roads Shared Trust

By James Colantino	/s/ James Colantino
Principal Executive Officer,
Date: 1/7/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By James Colantino	/s/ James Colantino
Principal Executive Officer
Date: 1/7/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Laura Szalyga	/s/ Laura Szalyga
Principal Financial Officer
Date: 1/7/2019